[GRAPHIC OMITTED]
                               TANAKA GROWTH FUND
                           230 Park Avenue - Suite 960
                               New York, NY 10169
                                 (212) 490-3380

                                                                  July 24, 2000

Dear TANAKA Growth Fund Shareholder:

         It has been one and one-half years since the launch of the TANAKA Growth Fund, and we are gratified by our success and appreciative of your support. We will continue to pursue our goal of achieving long term growth and will adhere to our long term philosophy combining our "kick-the-tires" research and meeting company managements with our value-added top down economic analysis.

                              MID YEAR PERFORMANCE

         For the first 6 months of our 11/30/00 fiscal year, the TANAKA Growth Fund enjoyed excellent results as shown below. In the last 6 months we benefited from strong performance by a wide variety of companies, large and small. Eleven of our holdings were up over 20%, including pharmaceutical, oil service, market research and diversified companies, as well as several of our "Enablers and Beneficiaries" of the Technology Revolution.


                              TANAKA Growth Fund

                                R-Share Class
                 Performance Since Inception (12/30/98)*

            Tanaka             Russell 2000               S&P 500
          ---------           --------------             ---------
Dec. 99     10,000                10,000                   10,000
Feb. 00     12,428                11,464                    9,314
May  00     10,039                 9,477                    9,711


                             TANAKA GROWTH FUND

                           NO LOAD R-SHARE CLASS*


                               Six Months Total
                                     Return             One Year Total Return     Avg. Annual Total Return Since Inception
                               11/30/99 - 5/31/00         5/31/99 - 5/31/00              12/30/98 - 5/31/00
                              -------------------       ----------------------    ----------------------------------------
TANAKA R-SHARES                        +30.11%                    +71.00%                       +45.26%
S&P 500                                 +2.84%                    +10.45%                       +11.24%
Russell 2000 Index                      +5.50%                     +9.91%                       +12.47%





                             BROKER SOLD B-SHARE CLASS*
                             (currently unavailable)

                              Total Return Since Inception         Total Return Since Inception
                                   12/31/99 - 5/31/00                  12/31/99 - 5/31/00
                              ------------------------             -----------------------------
   TANAKA B-SHARES                    +5.65%                             +0.39%
   S&P 500                            -2.89%                             -2.89%
   Russell 2000 Index                 -5.23%                             -5.23%



         PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS

*The Fund is a non-diversified fund. The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its' net assets in foreign securities, including multinational and emerging market securities. Please read the prospectus carefully before investing as it contains important information. Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions. As a result, an investor's shares when redeemed may be worth more or less than their original cost. Performance shown occurred during a period of generally favorable market conditions that are likely not sustainable. The S&P 500 and Russell 2000 indices are unmanaged and it is therefore not possible to invest directly in them. The performance of the Fund's R-Share class will differ from that of the Fund's B-Share class due to differing fees and expenses. The inception date for the Fund's B-Share class was 12/31/99. A $10,000 investment as of that date in the Fund's B-Share class would have been valued at $10,565 on 5/31/00, and on the same date would have been valued at $10,039 after the effct of the contingent deferred sales charge.

                                ECONOMIC OUTLOOK

         For the rest of calendar 2000, the domestic economy should continue to slow in response to the Federal Reserve's tightening program initiated in mid 1999. In addition, with recent reports of relatively modest inflation (excluding volatile food and energy prices), we believe it is unlikely that the Fed will increase rates any further until well after the elections in November. Corporations continue to invest heavily in technology and communications infrastructure to be able to compete effectively in the New Economy. The benefits of productivity and growth in corporate profits are obvious.

         In the New Economy, the government sector will continue to grow slower than the technology-rich private sector, reversing the "crowding out" by heavy U.S. Treasury deficit financing in the 1970's through the early 1990's.
Government surpluses provide liquidity for the heavy corporate capital investments that are needed to boost labor productivity. Productivity gains are the only way the economy can grow in real terms in a fully employed economy, and we are fortunate that many new technologies are being developed to aid in that effort.

                              INVESTMENT STRATEGIES

         We continue to feel that inflation expectations will decline and that greater premiums will be paid on companies with rapid earnings growth. Our conclusions are based on in-depth analyses which we will present to you in our next report. While we are researching companies with rapid earnings growth, we will persist in our discipline for buying "value." While in past years we were happy to buy 15-20% growers at less than 15-20 times earnings, more recently we have been adding 30-50% growers valued at less than 30-50 times earnings. This has paid off for us.

         We have focused on the "Enablers and Beneficiaries" of the Technology Revolution, and these investments in semiconductor, software and telecom companies have generated above average returns. However, greater returns are usually associated with greater stock volatility. While we are attempting to control risk by rebalancing the Fund and through industry diversification, you should be aware that our greater top-down emphasis on tech and telecom, as well as the rising percentage of tech and telecom in the overall stock market averages have added the potential for greater volatility for our Fund as well as for the broad market averages. Technology is where the growth is and is likely to be for some time. As "Information Technology" becomes a greater part of the economy and technology becomes larger than the current 35% of the S&P 500 market capitalization, this is an issue all investors will have to understand.

         For our part, we will continue to devote over 50% of the Fund to the "Enablers and Beneficiaries" of the Technology Revolution, as well as a 15-20% commitment to the healthcare sector. We are also finding some Old Economy companies that are transforming into faster growth participants in the New Economy. We will continue to meet and challenge managements, and as always, we recommend that investors take a long term view to be able to grow in this truly New Economy.

Please note that we are planning to restrict the sale of our no-load class (R-Share) of the TANAKA Growth Fund within the next few months, and will open the broker-sold B-Share class for new investors. If you have any friends and neighbors that might be interested in our Fund, they may wish to consider the No-Load R-Share class before the window closes. The minimum is $1000, and once they are a no-load class investor, they can always invest more later. We are also on a drive to obtain 1,000 shareholders in our Fund to qualify for listing in the newspapers, so any new accounts opened would be greatly appreciated. In the meantime, you can always find information on the fund at www.tanaka.com.

         Thanks for your support.



                                                     Sincerely yours,



                                                     Graham Y. Tanaka, CFA

TANAKA GROWTH FUND
SCHEDULE OF INVESTMENTS - MAY 31, 2000 (UNAUDITED)
COMMON STOCKS - 95.3%                                              SHARES                        VALUE

ACCIDENT & HEALTH INSURANCE - 1.9%
AFLAC Inc.                                                               905                        $ 46,777
                                                                                            -----------------
BIOTECHNOLOGY - RESEARCH - 1.3%
Affymetrix, Inc. (a)                                                     280                          33,250
                                                                                            -----------------
COMPUTERS & OFFICE EQUIPMENT - .9%
International Business Machines, Inc.                                    215                          23,072
                                                                                            -----------------
COMPUTER PROCESSING & DATA PREPARATION - .9%
Computer Outsourcing Services, Inc. (a)                                1,500                          22,687
                                                                                            -----------------
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Deswell Industries, Inc.                                               2,135                          32,559
                                                                                            -----------------
MANAGEMENT CONSULTING SERVICES - .7%
Thomas Group, Inc. (a)                                                 1,825                          17,338
                                                                                            -----------------
OIL AND GAS FIELD EXPLORATION SERVICES - 2.1%
Seitel, Inc.                                                           6,070                          51,974
                                                                                            -----------------
PHARMACEUTICAL PREPARATIONS - 10.5%
Biovail Corp International (a)                                         2,360                         111,510
K-V Pharmaceutical Co - Class A (a)                                    5,400                         103,613
Pfizer, Inc.                                                             635                          28,258
Schering-Plough, Inc.                                                    420                          20,396
                                                                                            -----------------
                                                                                                     263,777
                                                                                            -----------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.1%
Concord Camera Corp. (a)                                               6,050                         102,472
                                                                                            -----------------
RADIO & TV BROADCASTING & COMMUNICATION EQUIP. - 2.5%
QUALCOMM, Inc.  (a)                                                      952                          63,249
                                                                                            -----------------
RADIO TELEPHONE COMMUNICATIONS - 2.5%
NEXTEL Communications - Class A  (a)                                     690                          63,868

RETAIL-LUMBER & OTHER BUILDING MATERIALS DEALERS - 1.2%
Home Depot, Inc.                                                         595                          29,006
                                                                                            -----------------
SEARCH, DETECTION, NAVIGATION, GUIDANCE SYS. - .7%
FLIR Systems, Inc.                                                     1,950                          17,977
                                                                                            -----------------
SECURITY BROKERS, DEALERS & FLOTATION COMPANIES - 3.4%
MFC Bancorp Ltd. (a)                                                  10,255                          85,916
                                                                                            -----------------


TANAKA GROWTH FUND
SCHEDULE OF INVESTMENTS - MAY 31, 2000 (UNAUDITED) - CONTINUED

COMMON STOCKS - CONTINUED                                          SHARES                        VALUE

SEMICONDUCTORS & RELATED DEVICES - 22.2%
Intel Corp.                                                            1,905                       $ 237,649
Three-Five Systems, Inc. (a)                                           5,100                         320,025
                                                                                            -----------------
                                                                                                     557,674
                                                                                            -----------------
SERVICES-COMPUTER INTEGRATED SYSTEMS DESIGN - 1.1%
General Electric, Inc.                                                   510                          26,807
                                                                                            -----------------
SERVICES-COMPUTER PROGRAMMING SERVICES - 2.6%
AMDOCS Ltd. (a)                                                        1,070                          66,273
                                                                                            -----------------
SERVICES-PREPACKAGED SOFTWARE - 10.1%
Brio Technology, Inc. (a)                                              2,350                          33,193
Business Objects SA (a) (c)                                            2,770                         221,600
                                                                                            -----------------
                                                                                                     254,793
                                                                                            -----------------
SPECIAL INDUSTRY MACHINERY - 17.4%
Novellus Systems, Inc.  (a)                                            6,720                         323,400
ASM Lithography Holdings NV (a) (c)                                    3,170                         112,733
                                                                                            -----------------
                                                                                                     436,133
                                                                                            -----------------
SWITCHING & TRANSMISSION EQUIPMENT - 2.2%
Nortel Networks Corp.                                                  1,000                          54,312
                                                                                            -----------------
TELEPHONE & TELEGRAPH APPARATUS - 3.2%
ADC Telecommunications, Inc. (a)                                         890                          59,741
Research in Motion Ltd. (a)                                              675                          21,727
                                                                                            -----------------
                                                                                                      81,468
                                                                                            -----------------
WHOLESALE-PAPER & PAPER PRODUCTS - 2.5%
Staples, Inc. (a)                                                      4,270                          62,982
                                                                                            -----------------

TOTAL  COMMON  STOCKS  (COST $1,790,567)                                                           2,394,364
                                                                                           -----------------


                                                                 PRINCIPAL
                                                                   AMOUNT                        VALUE

Money Market Securities - 5.0%
Firstar Treasury Fund, 5.35% (b) (Cost $124,714)                   $ 124,714                         124,714
                                                                                             -----------------

TOTAL INVESTMENTS - 100.3% (COST $1,915,281)                                                       2,519,078
                                                                                             -----------------
LIABILITIES IN EXCESSS OF OTHER ASSETS - (.3)%                                                        (8,282)
                                                                                            -----------------
 TOTAL NET ASSETS - 100.0%                                                                        $ 2,510,796
                                                                                            =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at May 31, 2000.
(c) American Depository Receipt



TANAKA GROWTH FUND                                                                       MAY 31, 2000
Statement of Assets & Liabilities
(UNAUDITED)

ASSETS
Investment in securities (cost $1,915,281)                                                   $ 2,519,078
Cash                                                                                              27,000
Receivable for securities sold                                                                    91,113
Dividends receivable                                                                                 219
Interest receivable                                                                                  619
Receivable from Advisor for reimbursable expenses                                                     46
                                                                                      -------------------
   TOTAL ASSETS                                                                                2,638,075

LIABILITIES
Accrued investment advisory fee payable                                    $ 2,157
Payable for securities purchased                                           119,582
Accrued expenses                                                             5,540
                                                                  -----------------
   TOTAL LIABILITIES                                                                             127,279
                                                                                      -------------------
NET ASSETS                                                                                   $ 2,510,796
                                                                                      ===================

Net Assets consist of:
Paid in capital                                                                              $ 1,901,143
Undistributed net investment loss                                                                (16,992)
Undistributed net realized gains                                                                  22,848
Net unrealized appreciation on investments                                                       603,797
                                                                                      -------------------
NET ASSETS                                                                                   $ 2,510,796
                                                                                      ===================

NET ASSET VALUE

Class B:
Net Assets
Offering price per share ($1,056 / 62)                                                           $ 16.94
                                                                                      ===================

Minimum redemption price per share ($16.94 x 95%)                                                $ 16.09
                                                                                      ===================

Class R:
Net Assets
Offering price and redemption price per share ($2,509,740 / 147,764)                             $ 16.98
                                                                                      ===================


TANAKA GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

INVESTMENT INCOME
Dividend income                                                                                     $ 696
Interest income                                                                                     2,438
                                                                                           ---------------
TOTAL INCOME                                                                                        3,134


EXPENSES
Investment advisory fee                                                         $ 11,500
Administration fees                                                               15,000
Transfer agent fees                                                               11,205
Fund accounting fees                                                              11,200
Legal fees                                                                        38,153
Audit fees                                                                         4,000
Custodian fees                                                                     2,279
Pricing and out of pocket expenses                                                 2,687
Shareholder reports                                                                   82
                                                                      -------------------
Total expenses before reimbursement                                               96,106
Reimbursed expenses                                                              (75,980)
                                                                      -------------------
Total operating expenses                                                                           20,126
                                                                                           ---------------
NET INVESTMENT INCOME (LOSS)                                                                      (16,992)
                                                                                           ---------------

REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain on investment securities                                        22,848
Change in net unrealized appreciation (depreciation)
   on investment securities                                                      373,334
                                                                      -------------------
Net gain on investment securities                                                                 396,182
                                                                                           ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $ 379,190
                                                                                           ===============


TANAKA GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                      For the
                                                                     six months         For the period
                                                                       ended             December 30,
                                                                    May 31, 2000       1998 to November
INCREASE (DECREASE) IN NET ASSETS                                   (Unaudited)          30, 1999 (a)
                                                                  -----------------    -----------------
Operations
   Net investment loss                                                   $ (16,992)            $ (4,933)
   Net realized gain on investment securities                               22,848                4,664
   Change in net unrealized appreciation                                   373,334              230,463
                                                                  -----------------    -----------------
   Net increase in net assets resulting from operations                    379,190              230,194
                                                                  -----------------    -----------------
SHARE TRANSACTIONS - CLASS B
   Net proceeds from sale of shares                                          1,000                    0
   Shares redeemed                                                               0                    0
                                                                  -----------------    -----------------
                                                                             1,000                    0
SHARE TRANSACTIONS - CLASS R
   Net proceeds from sale of shares                                        651,967            1,275,976
   Shares redeemed                                                         (16,264)             (11,267)
                                                                  -----------------    -----------------
                                                                           635,703            1,264,709
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                 636,703            1,264,709
                                                                  -----------------    -----------------
    TOTAL INCREASE IN NET ASSETS                                         1,015,893            1,494,903
                                                                  -----------------    -----------------

Net Assets
   Beginning of period                                                   1,494,903                    0
                                                                  -----------------    -----------------
   End of period [including accumulated undistributed net
      investment loss of $(16,992) and $0, repectively]                $ 2,510,796          $ 1,494,903
                                                                  =================    =================


(a) Commencement of operations.

TANAKA GROWTH FUND - CLASS B
FINANCIAL HIGHLIGHTS FOR THE PERIOD DECEMBER 31, 1999
(COMMENCEMENT OF OPERATIONS) THROUGH MAY 31, 2000 (UNAUDITED)

SELECTED PER SHARE DATA
Net asset value, beginning of period                             $ 16.03
                                                    ----------------------
Income from investment operations
   Net investment income (loss)                                    (0.21)
   Net realized and unrealized gain (loss)                          1.12
                                                    ----------------------
Total from investment operations                                    0.91
                                                   ----------------------

Net asset value, end of period                                   $ 16.94
                                                   ======================

TOTAL RETURN (b)                                                   5.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $1
Ratio of expenses to average net assets                            2.50%  (a)
Ratio of expenses to average net assets
   before reimbursement                                            8.38%  (a)
Ratio of net investment income (loss) to
   average net assets                                              (2.23)%(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                         (8.10)%(a)
Portfolio turnover rate                                           26.22%  (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.

TANAKA GROWTH FUND - CLASS R
FINANCIAL HIGHLIGHTS

                                                       For the six                  For the
                                                       months ended           period December 30,
                                                       May 31, 2000             1998 to November
                                                       (Unaudited)                30, 1999 (c)
                                                   ---------------------      ---------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                            $ 13.05                    $ 10.00
                                                   ---------------------      ---------------------
Income from investment operations
   Net investment income (loss)                                   (0.13)                     (0.08)
   Net realized and unrealized gain (loss)                         4.06                       3.13
                                                   ---------------------      ---------------------
 Total from investment operations                                  3.93                       3.05
                                                   ---------------------      ---------------------
Net asset value, end of period                                  $ 16.98                    $ 13.05
                                                   =====================      =====================

TOTAL RETURN (b)                                                 30.11%                     30.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                                  $2,510                     $1,495
Ratio of expenses to average net assets                           1.75%  (a)                 1.75%  (a)
Ratio of expenses to average net assets
   before reimbursement                                           8.38%  (a)                13.89%  (a)
Ratio of net investment income (loss) to
   average net assets                                             (1.48)%(a)                 (0.80)%(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                        (8.11)%(a)                (12.94)%(a)
Portfolio turnover rate                                          26.22%  (a)                53.45%  (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Commencement of operations.

                               TANAKA GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 2000
                                   (UNAUDITED)

NOTE 1.  ORGANIZATION

     TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1998; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide growth of capital. The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund. The Board of Directors (the "Board") have authorized that shares of the Fund may be offered in three classes: Class A, Class B and Class R; only Class B and Class R shares of the Fund were outstanding as of May 31, 2000.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     In valuing the Fund's assets, portfolio securities, including American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"), which are traded on the Exchange, will be valued at the last sale price prior to the close of regular trading on the Exchange, unless there are indications of substantially different valuations. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and ADSs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board of Directors of the Fund as the primary market. Securities will be valued using quotations on the exchange and lacking any sales, securities will be valued at the last reported bid price prior to the Fund's valuation time, unless the Fund is aware of a material change in the value prior to the time it values its securities.

     Unlisted securities which are quoted on the National Market System of the National Association of Securities Dealers, Inc. (the "NASD"), for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities

                               TANAKA GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                      MAY 31, 2000 (UNAUDITED) - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the current bid prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) may be valued at their fair value as determined in good faith by the Board of Directors.

     The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if there was no sale on a given day and the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The value of an illiquid security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be the fair value thereof as determined in accordance with procedures established by the Fund's Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner, which, in the discretion of the pricing agent


                               TANAKA GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                      MAY 31, 2000 (UNAUDITED) - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

of the Fund, most fairly reflects fair market value of the property on such date.

FEDERAL INCOME TAXES- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

OTHER- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Tanaka Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended May 31, 2000, the Advisor received a fee of $11,500 from the Fund. The Advisor has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the average net assets of the Fund attributable to Class B shares, and 1.75% of the average net assets of the Fund attributable to Class R shares until April 1, 2001. For the six months ended May 31, 2000, the Advisor reimbursed expenses of $75,980.

                               TANAKA GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                      MAY 31, 2000 (UNAUDITED) - CONTINUED

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Administrator receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the six months ended May 31, 2000 the Administrator received fees of $15,000 from the Fund for administrative services provided to the Fund.

     The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.30 per shareholder (subject to a minimum monthly fee of $1,250 per class of shares). For the six months ended May 31, 2000, Unified received fees of $11,205 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $100 million, and 0.040% of the Fund's assets from $100 million to $300 million, and 0.030% of the Fund's assets over $300 million (subject to minimum fees of $1,750 per month). For the six months ended May 31, 2000, Unified received fees of $11,200 from the Fund for fund accounting services provided to the Fund.

The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the six months ended May 31, 2000.



                               TANAKA GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                      MAY 31, 2000 (UNAUDITED) - CONTINUED

NOTE 4.  SHARE TRANSACTIONS

     As of May 31, 2000, there were 150,000,000 authorized shares for the Fund. Paid in capital at May 31, 2000 was $1,901,143.

Transactions in shares of Class B were as follows:




                               FOR THE PERIOD DECEMBER 31, 1999 (COMMENCEMENT OF
                                           OPERATIONS) TO MAY 31, 2000

                                      SHARES                       DOLLARS

Shares sold                             62                         $1,000
Shares  redeemed                         0                              0
                                       ----                        -------
                                        62                         $1,000
                                       ====                        =======





Transactions in shares of Class R were as follows:

                                                                     FOR THE PERIOD DECEMBER 30, 1998
                                 SIX MONTHS ENDED                    (COMMENCEMENT OF OPERATIONS) TO
                              MAY 31, 2000 (UNAUDITED)                     NOVEMBER 30, 1999


                                SHARES             DOLLARS              SHARES               DOLLARS

Shares sold                      34,068            $651,967            115,607             $1,275,976
Shares issued in
reinvestment of dividends             0                   0                  0                      0
Shares redeemed                    (883)            (16,264)            (1,028)               (11,267)
                                   -----            --------            -------              --------
                                  33,185            $635,703            114,579             $1,264,709
                                  ======            ========            =======              =========



                              TANAKA GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                      MAY 31, 2000 (UNAUDITED) - CONTINUED

NOTE 5.  INVESTMENTS

     For the six months ended May 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $1,113,610 and $379,858, respectively. As of May 31, 2000, the gross unrealized appreciation for all securities totaled $763,666 and the gross unrealized depreciation for all securities totaled $159,869 for a net unrealized appreciation of $603,797. The aggregate cost of securities for federal income tax purposes at May 31, 2000 was $1,915,281.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2000, Graham Y. Tanaka owned in aggregate 100% of the Fund's Class B shares. As of May 31, 2000, Graham Y. Tanaka beneficially owned due to record ownership or power to vote or direct the investment 50.58% of the Fund's Class R shares.